SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2010

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 14, 2010 Sigma-Aldrich issued a press release announcing the retirement of Dave Julien -President Global Supply Chain effective June 30, 2010. Mr. Julien took his current role in January 2009. He served as President of the Research Specialties unit of the company from July 2005 to January 2009 and before that in a number of senior roles including that of President of Research Biotech unit of the company.

Mr. Julien’s successor, Dr. Jospeh Porwoll was also named. Dr. Porwoll is not expected to be a Named Executive Officer of the Company in 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued May 14, 2010 - SIGMA-ALDRICH ANNOUNCES EXECUTIVE MANAGEMENT CHANGES: RETIREMENT OF DAVID JULIEN AND PROMOTION OF JOSEPH PORWOLL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2010

SIGMA-ALDRICH CORPORATION

By:	/s/ GEORGE L. MILLER
George L. Miller, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued May 14, 2010 - SIGMA-ALDRICH ANNOUNCES EXECUTIVE MANAGEMENT CHANGES: RETIREMENT OF DAVID JULIEN AND PROMOTION OF JOSEPH PORWOLL.

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